UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2023

Galata Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40588 (Commission File Number)	98-1704340 (IRS Employer Identification No.)

2001 S Street NW, Suite 320
Washington, DC 20009

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (202) 866-0901

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Warrant	GLTA.U	NYSE American

Class A ordinary shares, par value $0.0001 per share	GLTA	NYSE American

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GLTA WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 6, 2023, Galata Acquisition Corp. (the “Company”) recommenced an extraordinary general meeting of shareholders, initially commenced on July 5, 2023 (the “General Meeting”), at the offices of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019-6099, and via a live webcast in connection with the proposed business combination by and among the Company, Galata Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of the Company (“Merger Sub”), and Marti Technologies Inc., a Delaware corporation (“Marti”), as described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to shareholders on June 22, 2023 (the “Proxy Statement/Prospectus”). Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the General Meeting and the final voting results are indicated below. Each Proposal voted on at the General Meeting is also described in detail in the Proxy Statement/Prospectus. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to such terms in the Proxy Statement/Prospectus.

As of the close of business on June 12, 2023, the record date for the General Meeting, the Company had approximately 14,375,000 Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and 3,593,750 Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”, and together with the Class A Ordinary Shares, the “Ordinary Shares”), outstanding. A total of 14,816,632 Ordinary Shares, representing approximately 82.46% of the outstanding Ordinary Shares entitled to vote, were present in person or by proxy, constituting a quorum.

At the General Meeting, the Company’s shareholders voted on and approved the Business Combination Proposal, all five proposals underlying the Organizational Documents Proposal, the NYSE Proposal, and the Incentive Plan Proposal.

1.	The Business Combination Proposal: a proposal to approve by ordinary resolution and adopt the Business Combination Agreement, dated as of July 29, 2022, as amended, by and among the Company, Merger Sub, and Marti, a copy of which is attached to the Proxy Statement/Prospectus as Annex A, and the transactions contemplated thereby (the “Business Combination”), including the merger of Merger Sub with and into Marti, with Marti surviving such merger as a wholly owned subsidiary of the Company (the Company as of and following the Business Combination, “New Marti”);

For	Against	Abstain
13,408,618	1,408,014	0

2.	The Organizational Documents Proposal: five separate proposals to approve, by special resolutions, material differences between the Amended and Restated Memorandum and Articles of Association of the Company (the “Existing Articles of Association”) and the Second Amended and Restated Memorandum and Articles of Association of New Marti (the “Proposed Articles of Association”), a form of which is attached to the Proxy Statement/Prospectus as Annex G, upon completion of the Business Combination, specifically:

i.	to approve and adopt the Proposed Articles of Association changing the name of the company to “Marti Technologies, Inc.”;

For	Against	Abstain
13,408,588	1,408,044	0

ii.	to approve in all respects that upon the effective time of the Business Combination (the “Effective Time”), the effective change in authorized share capital from (i) the authorized share capital of the Company immediately prior to the Effective Time of $22,100 divided into 200,000,000 Class A Ordinary Shares, 20,000,000 Class B Ordinary Shares and 1,000,000 preference shares of the Company of a par value of $0.0001 each, to (ii) the authorized share capital of New Marti of $20,100 divided into 200,000,000 Class A Ordinary Shares of a par value of $0.0001 each and 1,000,000 preference shares of New Marti of a par value of $0.0001 each;

For	Against	Abstain
13,408,588	1,408,042	2

iii.	to approve in all respects, upon the Effective Time the effective change from a three-class share structure of the Company immediately prior to the Effective Time, comprising Class A Ordinary Shares, Class B Ordinary Shares and preference shares of the Company, to a two-class share structure of New Marti, comprised of Class A Ordinary Shares and preference shares of New Marti;

For	Against	Abstain
13,408,590	1,408,042	0

iv.	to approve in all respects the effective change from the holders of Class B Ordinary Shares having the power to appoint or remove any director of the Company (prior to the Business Combination) by ordinary resolution, to the holders of Class A Ordinary Shares having the power to appoint a director of New Marti by resolution of the New Marti shareholders at an annual general meeting under the terms of the Proposed Articles of Association, and remove a director of New Marti from office by special resolution and only for “cause” (as defined in the Proposed Articles of Association); and

For	Against	Abstain
13,406,103	1,410,529	0

v.	to authorize all other changes arising from or in connection with the effective substitution of the Existing Articles of Association, by the Proposed Articles of Association, including the removal of certain provisions relating to the Company’s status as a blank check company that will not be applicable following consummation of the Business Combination.

For	Against	Abstain
13,408,616	1,408,016	0

3.	The NYSE Proposal: a proposal to approve by ordinary resolution, for purposes of complying with applicable listing rules of the New York Stock Exchange, (a) the issuance of up to an aggregate of 54,000,000 Class A Ordinary Shares in connection with the Business Combination and (b) the issuance and sale of up to an aggregate of 90,909,091 Class A Ordinary Shares, which will be issued upon conversion of the Convertible Notes in connection with the Subscription.

For	Against	Abstain
13,408,616	1,408,014	2

4.	The Incentive Plan Proposal: a proposal to approve by ordinary resolution and adopt the New Marti Incentive Award Plan and material terms thereunder, a copy of which is attached to the Proxy Statement/Prospectus as Annex H.

For	Against	Abstain
12,428,169	2,388,463	0

As there were sufficient votes to approve each of the above proposals, the Adjournment Proposal, described in the Proxy Statement/Prospectus, was not presented to shareholders.

Item 7.01 Regulation FD Disclosure.

On July 7, 2023, the Company issued a press release announcing the results of the General Meeting, which is included in this Report as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Information

This report contains statements that are not based on historical fact and are “forward-looking statements’’ within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. For example, statements about the expected timing of the completion of the proposed business combination, the benefits of the proposed business combination, the competitive environment, and the expected future performance and market opportunities of the Company and Marti are forward-looking statements. In some cases, you can identify forward looking statements by terminology such as, or which contain the words “will,” “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “plan,” “possible,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and variations of these words or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors. Actual results may differ materially from the expectations expressed or implied in the forward-looking statements as a result of known and unknown risks and uncertainties.

These forward-looking statements are based on estimates and assumptions that, while considered reasonable by the Company and its management and Marti and its management, as the case may be, are inherently uncertain and are subject to a number of risks and assumptions. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company and Marti’s control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Known risks and uncertainties include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against the Company, Marti, the combined company or others following the announcement of the proposed business combination; (3) the inability to complete the proposed business combination in a timely manner or at all (including due to the failure to satisfy certain conditions to closing); (4) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet applicable stock exchange listing standards at or following the consummation of the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination, including the amount of cash available following the redemptions by Company shareholders; (9) changes in applicable laws or regulations; (10) the possibility that Marti or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) risks relating to the Company’s and Marti’s respective operating histories and the mobile transportation industry; (12) risks associated with doing business in an emerging market; (13) risks relating to Marti’s dependence on and use of certain intellectual property and technology; and (14) other risks and uncertainties set forth in the registration statement and definitive proxy statement/prospectus filed by the Company with the SEC in connection with the proposed business combination. The foregoing list of important factors is not exhaustive and you should carefully consider the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC.

Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by applicable law, neither the Company nor Marti undertakes any duty to update or revise any forward-looking statements whether as a result of new information, new events, future events or circumstances, or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release, dated July 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galata Acquisition Corp.
Dated: July 7, 2023

	By:	/s/ Daniel Freifeld
		Name:	Daniel Freifeld
		Title:	President